Exhibit 99.1

Slack Announces First Quarter Fiscal Year 2020 Results, Second Quarter Fiscal Year 2020 Guidance and Fiscal Year 2020 Full Year Guidance
Q1FY20 total revenue of $134.8 million up 67% year-over-year
SAN FRANCISCO, June 10, 2019-- Slack Technologies, Inc., the leading global collaboration hub that makes people’s working lives simpler, more pleasant and more productive, today reported financial results for its fiscal quarter ended April 30, 2019.
First Quarter Fiscal 2020 Financial Highlights:

•	Total revenue was $134.8 million, an increase of 67% year-over-year.

•	Calculated Billings was $149.6 million an increase of 47% year-over-year.

•
GAAP gross profit was $116.2 million, or 86.2% gross margin, compared to $70.8 million, or 87.5% gross margin, in the first quarter of fiscal year 2019. Non-GAAP gross profit was $116.9 million, or 86.7% gross margin, compared to $71.4 million, or 88.3% gross margin, in the first quarter of fiscal year 2019.

•
GAAP operating loss was $38.4 million, or 28% of total revenue, compared to a $26.3 million loss in the first quarter of fiscal year 2019, or 33% of total revenue. Non-GAAP operating loss was $33.8 million, or 25% of total revenue, compared to a $20.2 million loss in the first quarter of fiscal year 2019, or 25% of total revenue.

•	GAAP net loss per basic and diluted share was $0.26. Non-GAAP net loss per share was $0.23.

•
Net cash used in operations was $14.1 million, or 10% of total revenue, compared to cash provided by operations of $3.4 million, or 4% of total revenue, for the first quarter of fiscal year 2019. Free Cash Flow was $(34.2) million, or 25% of total revenue, compared to $(15.0) million, or 18% of total revenue for the first quarter of fiscal year 2019.

Recent Business Highlights:

•	First Quarter Highlights:

◦	Ended the quarter with over 95,000 Paid Customers

◦	Net dollar retention rate was 138%

◦	The number of Paid Customers greater than $100,000 in annual recurring revenue was 645, up 84% year-over-year

◦	Hosted annual Frontiers customer conference in San Francisco, with over 1,500 attendees.
Financial Outlook:
For the second quarter of fiscal year 2020, the Company currently expects:

•	Total revenue of $139 million to $141 million, representing year-over-year growth of 51% to 53%.

•	Non-GAAP operating loss of $77 million to $75 million, including approximately $32 million of one-time direct listing-related expenses.

•	Non-GAAP net loss per share of $0.20 to $0.19, assuming weighted average shares outstanding of 367.7 million.

•
Approximately $280 million associated with the performance-based vesting of outstanding, time-vested employee restricted stock units, or RSUs, upon the Company’s listing on the NYSE. This charge will impact GAAP operating loss and EPS, but not non-GAAP operating loss or earnings.

For the full fiscal year 2020, the Company currently expects:

•	Total revenue of $590 million to $600 million, representing year-over-year growth of 47% to 50%.

•	Non-GAAP operating loss of $192 million to $182 million, including approximately $34 million of one-time direct listing related expenses.

•	Non-GAAP net loss per share of $0.44 to $0.41, assuming weighted average shares outstanding of 399.9 million.

•	Calculated Billings of $725 million to $745 million, representing year-over-year growth of 40% to 44%.

•	Free Cash Flow net burn of $120 million to $105 million, including approximately $34 million of one-time direct listing-related expenses.

Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: calculated billings, free cash flow, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing expenses, non-GAAP research and development expenses, non-GAAP general and administrative expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share. Certain of these non-GAAP financial measures exclude stock-based compensation and amortization of intangible assets.
The Company believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Slack’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Slack urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. Slack has not reconciled its outlook as to non-GAAP operating loss and non-GAAP net loss per share to their most directly comparable GAAP measure because the reconciling item stock-based compensation is out of Slack’s control and cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the Company’s financial outlook and market positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 31, 2019 as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the Company’s recent growth rates may not be indicative of its future growth; the Company may experience quarterly fluctuations in its results of operations due to a number of factors that make its future results difficult to predict and could cause its results of operations to fall below analyst or investor expectations or to fluctuate more than expected; the Company may fail to manage its growth effectively and may be unable to execute its business plan or maintain high levels of service and customer satisfaction; real or perceived errors, failures, vulnerabilities, or bugs in Slack could harm the Company’s business, results of operations, and financial condition; a security incident may allow unauthorized access to the Company’s systems, networks, or data or the data of organizations on Slack, harm its reputation, create additional liability, and harm its financial results; any actual or perceived failure by the Company to comply with privacy, data protection, information security, consumer privacy, data residency, or telecommunications laws, regulations, government access requests, and obligations in one or multiple jurisdictions could result in proceedings, actions, or penalties against the Company and could harm its business and reputation; the risk of interruptions or performance problems, including a service outage, associated with the Company’s technology or infrastructure; the market and software categories in which the Company participates are competitive, new, and rapidly changing, and if it does not compete effectively with established companies as well as new market entrants its business, results of operations, and financial condition could be harmed; a protracted infringement claim, a claim that results in a significant damage award, or a claim that results in an injunction could harm the Company’s results of operations; adverse general economic and market conditions; the Company’s ability to attract and retain qualified employees and key personnel; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent the Company’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.
Additional information regarding these and other factors that could affect the Company’s results is included in the Company’s SEC filings, which may be obtained by visiting its Investor Relations website at investor.slackhq.com or the SEC's website at www.sec.gov.
Earnings Webcast
The Company will hold a public webcast at 2:00 p.m. PDT today to discuss the results for its first quarter fiscal 2020. The live public call can be accessed by dialing (866) 211-3197 within the U.S., and (647) 689-6597 internationally. The conference ID is 6459414. The webcast replay, and audio download will also be available on the Company's Investor Relations website at investor.slackhq.com.
About Slack
Slack is where work happens. Slack is a new layer of the business technology stack that brings together people, applications and data – a hub for collaboration where people can effectively work together, access critical applications and services, and find important information to do their best work. People around the world use Slack to connect their teams, unify their systems and drive their business forward.
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Slack and the Slack logo are trademarks of Slack Technologies, Inc. or its subsidiaries in the U.S. and/or other countries. Other names and brands may be claimed as the property of others.
CONTACTS:
Jesse Hulsing                        Karesha McGee
Investor Relations                    Media Relations
ir@slack.com                        pr@slack.com

SLACK TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended April 30,
	2019	2018
Revenue	$134,821	$80,919
Cost of revenue	18,574	10,101
Gross profit	116,247	70,818
Operating expenses:
Research and development	51,103	35,410
Sales and marketing	66,838	42,168
General and administrative	36,744	19,568
Total operating expenses	154,685	97,146
Loss from operations	(38,438)	(26,328)
Other income (expense), net	7,077	1,802
Loss before income taxes	(31,361)	(24,526)
Provision for income taxes	520	350
Net loss	(31,881)	(24,876)
Net income (loss) attributable to noncontrolling interest	1,451	6
Net loss attributable to Slack common stockholders	$(33,332)	$(24,882)
Basic and diluted net loss per share:
Net loss per share attributable to Slack common stockholders, basic and diluted	$(0.26)	$(0.21)
Weighted-average shares used in computing net loss per share attributable to Slack common stockholders, basic and diluted	125,890	118,926

SLACK TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	April 30, 2019	January 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$256,489	$180,770
Marketable securities	536,169	660,301
Accounts receivable, net	71,619	87,438
Prepaid expenses and other current assets	60,043	54,213
Total current assets	924,320	982,722
Restricted cash	38,490	20,490
Strategic investments	15,266	12,334
Property and equipment, net	94,929	88,359
Intangible assets, net	14,170	15,203
Goodwill	48,598	48,598
Other assets	31,257	31,250
Total assets	$1,167,030	$1,198,956
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,396	$16,613
Accrued compensation and benefits	30,853	46,151
Accrued expenses and other current liabilities	28,225	29,809
Deferred revenue	254,908	239,825
Total current liabilities	324,382	332,398
Deferred revenue, noncurrent	1,781	2,048
Other liabilities	24,088	22,904
Total liabilities	350,251	357,350
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock	1,392,101	1,392,101
Common stock	13	13
Additional paid-in-capital	112,267	105,633
Accumulated other comprehensive loss	(78)	(498)
Accumulated deficit	(698,895)	(665,563)
Total Slack Technologies, Inc. stockholders’ equity	805,408	831,686
Noncontrolling interest	11,371	9,920
Total stockholders’ equity	816,779	841,606
Total liabilities and stockholders’ equity	$1,167,030	$1,198,956

SLACK TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended April 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(31,881)	$(24,876)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,876	2,815
Loss on disposal of property and equipment	—	290
Stock-based compensation	3,639	6,118
Amortization of deferred contract acquisition costs	1,463	453
Net amortization of bond premium (discount) on debt securities available for sale	(1,081)	(134)
Change in fair value of strategic investments	(3,025)	—
Other non-cash charges	37	153
Changes in operating assets and liabilities:
Accounts receivable	15,620	(88)
Prepaid expenses and other assets	(6,462)	(385)
Accounts payable	(1,039)	1,621
Accrued compensation and benefits	(15,298)	(7,488)
Deferred revenue	14,816	21,161
Other current and long-term liabilities	3,209	3,793
Net cash provided by (used in) operating activities	(14,126)	3,433
Cash flows from investing activities:
Purchases of marketable securities	(24,907)	(229,976)
Maturities of marketable securities	150,686	209,250
Purchases of property and equipment	(20,077)	(18,402)
Sales of property and equipment	—	520
Purchase of strategic investments	(3,100)	—
Proceeds from liquidation of strategic investments	2,858	—
Net cash provided by (used in) investing activities	105,460	(38,608)
Cash flows from financing activities:
Proceeds from exercise of stock options	2,385	773
Repurchase of common stock	—	(15)
Net cash provided by financing activities	2,385	758
Net increase (decrease) in cash, cash equivalents and restricted cash	93,719	(34,417)
Cash, cash equivalents and restricted cash at beginning of period	201,260	138,063
Cash, cash equivalents and restricted cash at end of period	$294,979	$103,646

SLACK TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands)
(Unaudited)

Calculated Billings

	Three Months Ended April 30,
	2019	2018
Revenue	$134,821	$80,919
Add: Total deferred revenue, end of period	256,689	146,614
Less: Total deferred revenue, beginning of period	(241,873)	(125,453)
Calculated Billings	$149,637	$102,080

Free Cash Flow

	Three Months Ended April 30,
	2019	2018
Net cash provided by (used in) operating activities	$(14,126)	$3,433
Purchases of property and equipment	(20,077)	(18,402)
Free Cash Flow	$(34,203)	$(14,969)

SLACK TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(In thousands, except per share data)
(Unaudited)

	Three Months Ended April 30,
	2019	2018
Reconciliation of gross profit:
GAAP gross profit	$116,247	$70,818
Add: Stock-based compensation	46	603
Add: Amortization of acquired intangible assets	558	—
Non-GAAP gross profit	$116,851	$71,421

Reconciliation of operating expenses:
GAAP research and development	$51,103	$35,410
Less: Stock-based compensation	(1,635)	(3,395)
Less: Amortization of acquired intangible assets	(150)	—
Non-GAAP research and development	$49,318	$32,015

GAAP sales and marketing	$66,838	$42,168
Less: Stock-based compensation	(382)	(1,204)
Less: Amortization of acquired intangible assets	(325)	—
Non-GAAP sales and marketing	$66,131	$40,964

GAAP general and administrative	$36,744	$19,568
Less: Stock-based compensation	(1,576)	(916)
Non-GAAP general and administrative	$35,168	$18,652

Reconciliation of loss from operations:
GAAP operating loss	$(38,438)	$(26,328)
Add: Stock-based compensation	3,639	6,118
Add: Amortization of acquired intangible assets	1,033	—
Non-GAAP operating loss	$(33,766)	$(20,210)

Reconciliation of net loss and net loss per share:
Net loss attributable to Slack common stockholders	$(33,332)	$(24,882)
Add: Stock-based compensation	3,639	6,118
Add: Amortization of acquired intangible assets	1,033	—
Non-GAAP net loss	$(28,660)	$(18,764)

GAAP net loss per share	$(0.26)	$(0.21)
Add: Stock-based compensation	0.03	0.05
Add: Amortization of acquired intangible assets	—	—
Non-GAAP net loss per share	$(0.23)	$(0.16)

Weighted-average common shares outstanding, basic and diluted	125,890	118,926